Exhibit 13.2
CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Annual Report on Form 20-F of Lavoro Limited (the “Company”) for the fiscal year ended June 30, 2024 (the “Report”), I, Julian Garrido Del Val Neto, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 31, 2024

By:	/s/ Julian Garrido Del Val Neto
Name: Julian Garrido Del Val Neto
Title: Chief Financial Officer